UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 14, 2022

TrueBlue, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Washington
(State or Other Jurisdiction
of Incorporation)

001-14543	91-1287341
(Commission File Number)	(IRS Employer Identification No.)

1015 A Street, Tacoma, Washington 98402
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code:    (253) 383-9101

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	TBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 15, 2022, TrueBlue, Inc. (the “Company”) announced that Patrick Beharelle has resigned as Chief Executive Officer and as a member of the Board of Directors of the Company, effective June 14, 2022. Mr. Beharelle’s resignation follows an investigation, led by outside counsel, into allegations regarding his conduct. Based on the findings of this investigation, the Board of Directors determined he engaged in behaviors that violate TrueBlue’s policies and Code of Conduct. Mr. Beharelle’s conduct in question was not related to financial controls, financial statements or business performance. Mr. Beharelle will not receive any severance payment in connection with his resignation.
Steven C. Cooper, age 60, current Chairman and former CEO of the Company, has been appointed to serve as Chief Executive Officer of the Company, effective June 14, 2022. Biographical information regarding Mr. Cooper is included on page 18 of the Company’s proxy statement for its 2022 Annual Meeting of Shareholders and is incorporated herein by reference. Mr. Cooper’s compensation arrangements as Chief Executive Officer have not yet been finalized. The Company will file an amendment to this Current Report on Form 8-K within four business days of such arrangements being finalized.

Item 7.01.	Regulation FD Disclosure.
On June 15, 2022, the Company issued a press release regarding Mr. Beharelle’s resignation and Mr. Cooper’s appointment, a copy of which is attached hereto as Exhibit 99.1 and the contents of which are incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Exhibit Description	Filed Herewith
99.1	Press Release dated June 15, 2022	X
104	Cover page interactive data file - The cover page from this Current Report on Form 8-K is formatted as Inline XBRL	X

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUEBLUE, INC.
(Registrant)

Date:	June 15, 2022	By:	/s/ Garrett R. Ferencz
Garrett R. Ferencz
Executive Vice President, Chief Legal Officer